UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2008

CHINA ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or jurisdiction of incorporation or organization)	000-29019 (Commission File Number)	22-3617931 (I.R.S. Employer Identification No.)

Unit 3409 Shun Tak Centre, West Tower,
168-200 Connaught Road Central, Hong Kong
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 011-852-2313-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” or the “Registrant” refer to China Entertainment Group, Inc., a Nevada corporation.

Item 4.01              Change in Registrant’s Certifying Accountant

(b)	Appointment of Registrant’s New Certifying Accountant

Effective January 16,  2008, HLB Hodgson Impey Cheng (“HLB”), whose address is 31/F Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong, was engaged to serve as the Company’s new independent accountant to audit the Company’s financial statements.

Prior to engaging HLB, the Company had not consulted HLB regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue.  Further, the Company has not consulted with HLB regarding any matter that was either: (a) the subject of disagreement, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or (b) a reportable event, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The engagement of HLB as the Company’s new independent accountant was approved by the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENTERTAINMENT GROUP, INC. (Registrant)

Date: January 31, 2008	By:	/s/ Tang Chien Chang
Tang Chien Chang
Chief Executive Officer